Q2 2025 Investor Presentation Greenlight Capital Re, Ltd. NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the second quarter earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other mid-year financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in (re)insurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make Diverse Business Mix 1. This figure represents gross premiums written for the trailing twelve months ended June 30, 2025. Business mix chart represents gross premiums written by line of business for that twelve-month period. 2. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. 3. During the second quarter of 2025, we repurchased 357,278 ordinary shares at an aggregate cost of $5 million at an average price of $13.99 per share, with $25 million remaining as part of our Board-authorized share purchase program. 77 Employees Worldwide $740M Gross Premiums Written1 $2.2B 2Q 2025 Total assets $12.5M Value of shares repurchased past 12 months3 “A-” (Excellent) AM Best Financial Strength Rating (AM Best revised Outlook to Positive in October 2024) $663M 2Q 2025 Shareholders’ Equity 33.8% 2020-2024 Book Value Growth2 20+ Years Operating History Specialty 27% Casualty 16% Financial 11%Health 1% Multiline 34% Property 11%

greenlightre.com 6 Group Structure Our lean, flexible platform provides global market access via three strategically located jurisdictions: Greenlight Capital Re, Ltd. NASDAQ: “GLRE” A- (Excellent) (positive outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool Ireland Greenlight Reinsurance Ireland, DAC A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating • Access to Lloyd’s network, brand and ratings • Global licenses to write both insurance and reinsurance • Greenlight Corporate Member enables us to provide “Funds at Lloyd’s” (FAL) capacity to the Lloyd’s market United Kingdom Syndicate 3456 (Lloyd’s) A- (Excellent) (positive outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. • Home office since founding in 2004 • Robust, yet proportionate regulation • Recently established “Viridis Re” captive insurance facility to support Innovations business

Acquisition Cost Ratio Underwriting Expense Ratio * Prior five-year combined ratio average from 2015 through 2019 was 106.4%. 74.2% 69.5% 67.4% 61.7% 69.0% 66.1% 67.5% 24.0% 26.9% 30.5% 29.0% 28.5% 28.8% 28.4 2.2% 4.5% 4.4% 3.8% 3.9% 4.0% 4.0% 2020 2021 2022 2023 2024 1H 2024 1H 2025 100.4% 100.9% 102.3% 94.5% 101.4% 98.9% 99.9% $480 $565 $563 $637 $698 $386 $428 2020 2021 2022 2023 2024 1H 2024 1H 2025 greenlightre.com 7 Steady Premium Growth and Improving Underwriting Margins Gross Premiums Written ($ in millions) Combined Ratio Loss Ratio Combined ratio averaged 99.9% from 2020 to 2024 – a 6.5-point improvement over prior five-year average – reflecting progress toward sustained underwriting profitability

$13.42 $13.99 $14.33 $16.74 $17.95 $18.97 2020 2021 2022 2023 2024 1H 2025 $4 $18 $25 $87 $43 $30 2020 2021 2022 2023 2024 1H 2025 greenlightre.com 8 Strong Financial Momentum Net Income ($ in millions) Fully Diluted Book Value Per Share Net income growth since 2020 has driven gains in book value per share and ROE Return on Equity 1% 4% 5% 16% 7% 4% 2020 2021 2022 2023 2024 1H 2025 *Return on equity is calculated as follows: (a) net income, divided by (b) the average of the beginning and ending of total shareholders' equity for the periods presented.

Second Quarter Highlights greenlightre.com 9

greenlightre.com 10 Second Quarter Highlights Q2 2024 Q2 2025 1H 2024 1H 2025 Gross Premiums Written $169.0 $179.6 $386.2 $427.6 Net Premiums Earned $158.4 $161.6 $319.9 $330.1 Net Underwriting Income $0.3 $8.1 $3.7 $0.3 Combined Ratio 99.8% 95.0% 98.9% 99.9% Net Income $8.0 $0.3 $35.0 $30.0 Fully Diluted Book Value Per Share $17.65 $18.97 $17.65 $18.97 Total Shareholders’ Equity $634.0 $663.3 $634.0 $663.3 (expressed in millions U.S. dollars, except percentages and per share amounts) “We are pleased with our underwriting results for the second quarter of 2025. Our book is well positioned for a strong second half of the year. We remain committed to creating long-term value for shareholders, as demonstrated by our ongoing capital management strategy and focus on operational performance.” - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 11

$143 $152 $330 $373 Q2 2024 Q2 2025 1H 2024 1H 2025 Key Highlights greenlightre.com 12 Open Market Segment Gross Premiums Written ($ in millions) Business Mix* Combined Ratio 58.3% 59.4% 62.2% 67.6% 32.2% 29.1% 28.8% 28.2%3.6% 3.5% 4.2% 3.4% Q2 2024 Q2 2025 1H 2024 1H 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 94.1% 92.0% 95.2% 99.2% * Business Mix chart represents Open Market Segment gross premiums written by line of business for trailing twelve months ended June 30, 2025. Well-positioned with strong outlook following 4/1 and mid-year renewals and recent exit from certain unprofitable casualty accounts Successfully pivoted in recent years away from original strategy (former book was comprised of few, large, structured transactions) Gross premiums written increased 7% to 152.3 million in Q2 2025 compared to $143.3 million in Q2 2024 Underwriting income of $11.2 million in Q2 2025, compared to underwriting income of $7.4 million in Q2 2024 Casualty 15% Financial 11% Multiline 32% Property 13% Specialty 29%

Key Highlights greenlightre.com 13 Innovations Segment Gross Premiums Written ($ in millions) $25 $28 $55 $55 Q2 2024 Q2 2025 1H 2024 1H 2025 Business Mix* Combined Ratio 53.8% 71.3% 58.8% 63.4% 33.2% 28.1% 31.7% 29.8%3.9% 7.6% 4.1% 7.9% Q2 2024 Q2 2025 1H 2024 1H 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 90.9% 107.0% 94.6% 101.1% * Business Mix chart represents Innovations Segment gross premiums written by line of business for trailing twelve months ended June 30, 2025. Segment continues to be a key differentiator for Greenlight Re with strong momentum and disciplined growth Recently placed 28% whole account quota share on the segment’s underwriting portfolio with a high-quality panel of rated reinsurers, providing valuable third- party capacity and validation Investment portfolio for the segment is currently comprised of a diverse set of 43 companies (deployed capital: $34.3M; carried value: $74.8M; IRR: 20.9%) Gross premiums written increased 9% to $27.6 million in Q2 2025 compared to $25.3 million in Q2 2024 Casualty 25% Financial 10% Health 9% Multiline 45% Specialty 11%

Solasglas Investments Update greenlightre.com 14

Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas’ investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities Greenlight Re has employed this value-oriented approach since its inception Objective is to maximize total risk-adjusted returns supporting long-term book value growth Investment Approach Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets DME Advisors serves as general partner and owns approximately 22% of Solasglas Investment Portfolio is currently 70% of Greenlight Re’s adjusted surplus Investment Portfolio 1.40% 7.50% 25.3% 9.40% 9.80% 2.9% 2020 2021 2022 2023 2024 1H 2025 Solasglas Investments, LP: A Key Driver of Greenlight Re’s Strong Book Value Growth 15 Annual Investment Returns* greenlightre.com Annual Average Returns Since 2020: 9.8% Annual Average Returns Since Inception: 5.5% *Investment returns stated herein reflect the total returns, net of fees and expenses, and are based on the total assets in investment account for the joint venture and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. Five-year annual return above is calculated from January 2020 through June 2025 while annual average return from inception is calculated from August 2004 through June 2025.

Investing in Greenlight Re 16greenlightre.com

greenlightre.com 17 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a positive outlook from A.M. Best Returning Value to Shareholders Repurchased 904,680 shares for $12.5 million over the past 12 months

greenlightre.com 18 Executive and Underwriting Leadership Average Industry Experience: 20+ Years Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives Greg Richardson Chief Executive Officer Joined 2024 (formerly Trans Re) Patrick O’Brien CEO Ireland & COO Joined 2016 (formerly Liberty) Faramarz Romer Chief Financial Officer Joined 2007 (formerly KPMG) Tom Curnock Group CUO Joined 2009 (formerly Aon) David Sigmon General Counsel Joined 2023 (formerly Everest) Brian O’Reilly Head of Innovations Joined 2014 (formerly ICW Group) Richard Strommer Chief Actuary Joined 2017 (formerly E&Y) Regan Cairns CUO, Cayman Islands Joined 2014 (formerly KPMG) Finbar Griffin CUO, Ireland Joined 2018 (formerly Travelers) Kagabo Ngiruwonsanga CUO, Innovations Joined 2011 (formerly Liberty) Martin Vezina Head of Underwriting Analytics Joined 2025 (formerly Allianz) Our Executive Team Is Focused on Executing Five Core Values Nimble • Innovative • Excellence • Accountable • Collaborative

Appendix 19greenlightre.com

December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 December 31, 2024 Through June 30 2025 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 464,857 $ 475,663 $ 503,120 $ 596,095 $ 635,879 $ 663,318 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,514,790 33,844,446 34,824,061 35,336,732 34,831,324 34,198,153 Add: In-the-money stock options and all outstanding RSUs 116,722 154,134 277,960 264,870 590,001 775,124 Denominator for fully diluted book value per share 34,631,512 33,998,580 35,102,021 35,601,602 35,421,325 34,973,277 Basic book value per share $13.47 $14.05 $14.45 $16.87 $18.26 $19.40 Fully diluted book value per share $13.42 $13.99 $14.33 $16.74 $17.95 $18.97 greenlightre.com 20 Fully Diluted Book Value Per Share The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders. The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): (expressed in thousands U.S. dollars, except percentages and per share amounts)

greenlightre.com 21 Fully Diluted Book Value Per Share (Quarterly) The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 634,020 $ 663,418 $ 635,879 $ 666,804 $ 663,318 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 35,321,144 34,832,493 34,831,324 34,557,449 34,198,153 Add: In-the-money stock options and all outstanding RSUs 594,612 602,013 590,001 773,938 775,124 Denominator for fully diluted book value per share 35,915,756 35,434,506 35,421,325 35,331,387 34,973,277 Basic book value per share $17.95 $19.05 $18.26 $19.30 $19.40 Fully diluted book value per share $17.65 $18.72 $17.95 $18.87 $18.97 (expressed in thousands U.S. dollars, except percentages and per share amounts)

Segment Descriptions Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and WPVT coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage.* Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing reinsurance capacity on a case-by-case basis. These private investments consist primarily of unlisted equities (mostly preferred shares) and convertible debt instruments. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non-proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage. greenlightre.com 22 *Going forward, casualty business will be written primarily through our Innovations segment where we have better access to underlying data and a clearer line of sight to the underlying economics of this business.